Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,834,800
Previously Paid Amount	0.00
Total Fee Amount	1,505.71
Total Offset Amount	0.00
Net Fee	$ 1,505.71